UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

RED TRAIL ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

North Dakota	000-52033	76-0742311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11, 3682 Highway 8 South Richardton, North Dakota 58652
(Address of principal executive offices)

(701) 974-3308
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of 2015 Annual Members’ Meeting

On March 19, 2015, Red Trail Energy, L.L.C. ("Red Trail") held its 2015 annual members' meeting (the "Annual Meeting") to vote on the election of two governors whose terms were scheduled to expire in 2015. The voting results from the meeting where as follows:

Proposal One: Election of Governors

Mike Appert and William Price were elected by a plurality vote of the members to serve terms which will expire in 2018. The votes for the nominee governors were as follows:

Governor Nominees	For	Against/Abstain
Mike Appert	24,794,829	—
William Price	17,574,016	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED TRAIL ENERGY, LLC

Date: March 23, 2015	/s/ Jodi Johnson
Jodi Johnson
Chief Financial Officer